Vanguard New York Tax-Exempt Money Market Fund

Summary Prospectus

March 29, 2016

Investor Shares

Vanguard New York Tax-Exempt Money Market Fund Investor Shares (VYFXX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
March 29, 2016, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes while maintaining a stable net asset value of $1 per share. The Fund is intended for New York residents only.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.16%

1 Vanguard and the Fund's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Fund's daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund's Board may terminate the temporary expense limitation at any time.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Principal Investment Policies

Under normal circumstances, the Fund invests at least 80% of its assets in a variety of high-quality, short-term New York municipal securities whose income is exempt from federal and New York state taxes. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized statistical rating organizations (NRSROs) (or by one, if only one NRSRO has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories for short-term securities. The Fund invests in securities with effective maturities of 397 days or less, maintains a dollar-weighted average maturity of 60 days or less, and maintains a dollar-weighted average life of 120 days or less.

Principal Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund’s performance:

• State-specific risk, which is the chance that developments in New York, such as tax, legislative, or political changes, will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by New York and its municipalities, it is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New York municipal market.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

• Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a comparative benchmark, which has investment characteristics similar to those of the Fund. Returns for the New York Tax-Exempt Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard New York Tax-Exempt Money Market Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.91% (quarter ended June 30, 2007), and the lowest return for a quarter was 0.00% (quarter ended March 31, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard New York Tax-Exempt Money Market Fund	0.01%	0.02%	0.94%
New York Tax-Exempt Money Market Funds Average	0.00%	0.01%	0.78%

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Justin A. Schwartz, CFA, Portfolio Manager at Vanguard and head of Vanguard’s Municipal Money Market Funds. He has managed the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, or local income taxes or the federal alternative minimum tax.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard New York Tax-Exempt Money Market Fund Investor Shares—Fund Number 163

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Vanguard Marketing Corporation, Distributor.

SP 163 032016